Nicor Inc.
                                                                Form 10-K
                                                                Exhibit 10.26



               Resolutions for Board of Directors of Nicor Inc.
                        as Adopted on December 7, 1999



      RESOLVED, that the Nicor Inc. Stock Deferral Plan is hereby amended, effective as of the date of adoption of this resolution, to provide that distributions of each Participant's Deferred Stock Account thereunder will be distributed as soon as practicable after the occurrence of a Change in Control; provided, however, that to the extent required by the terms of such plan, such amendment shall not be effective with respect to any employee unless and until the employee has consented to such acceleration.

      RESOLVED, that the definition of "Change in Control" in all Employee Benefit Arrangements (as defined below) shall be modified by substituting for such definition in each such Employee Benefit Arrangement the following definition of "Change in Control":

            "Change in Control" means:



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            1. The  acquisition by any  individual,  entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
      Act) of any shares of Common Stock of the Company or any voting securities of the Company entitled to vote generally in the election of directors if, as a result of such acquisition, such person owns 20% or more of either
      (i)  the   outstanding   shares  of  common  stock  of  the  Company  (the
      "Outstanding Company Common Stock"), or (ii) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection 1, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company, (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company (a "Company Plan"), or (C) any acquisition by any corporation pursuant to a transaction which complies with subsections 3.1, 3.2 and 3.3 of this definition; provided further, that for purposes of clause (A), if any Person (other than the Company or any Company Plan) shall become the beneficial owner of 20% or more of the Outstanding Company Common Stock or 20% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities (other than pursuant to any dividend reinvestment plan or arrangement maintained by the Company) and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control; or

            2. Individuals who, as of the date hereof, constitute the Board of Directors of the Company (for purposes of this definition, the "Incumbent Board") cease for any reason to constitute at least a majority of the Incumbent Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or publicly threatened election contest (as such terms are used in Rule 14a-11 promulgated under the Exchange Act) or other actual or publicly threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

            3. Consummation, including receipt of any necessary regulatory approval, of (i) a reorganization, merger, consolidation, or other business combination involving the Company or (ii) the sale or other disposition of more than 50% of the operating assets of the Company (determined on a consolidated basis), other than in connection with a sale-leaseback or other arrangement resulting in the continued utilization of such assets (or the operating products of such assets) by the Company (any transaction described in part (i) or (ii) being referred to as a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which:



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                  3.1. all or substantially  all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the ultimate parent entity resulting from such Corporate Transaction (including,
            without   limitation,   an  entity  which,   as  a  result  of  such
            transaction, owns the Company or all or substantially all of the assets of the Company either directly or through one or more
            subsidiaries)  in  substantially   the  same  proportions  as  their
            ownership, immediately prior to such Corporate Transaction of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

                  3.2. no Person  (other than the  Company,  any Company Plan or related trust, the corporation resulting from such Corporate Transaction, and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding common stock of the ultimate parent entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such entity; and

                  3.3. individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the ultimate parent entity resulting from such Corporate Transaction; or

            4. A tender offer (for which a filing has been made with the Securities and Exchange Commission (the "SEC") which purports to comply with the requirements of Section 14(d) of the Exchange Act and the corresponding SEC rules) is made for the stock of the Company, which has not been negotiated and approved by the Board, provided that in case of a tender offer described in this subsection 4, the Change in Control will be deemed to have occurred at the first time during the offer period when the Person (as defined in subsection 1 above) making the offer beneficially owns or has accepted for payment stock of the Company with 20% or more of the combined voting power of the then Outstanding Company Voting Securities; or

            5. Approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.



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            6. For  purposes of this  definition  of Change in Control,  (i) the term "Company" shall mean Nicor Inc. and shall include any Successor to Nicor Inc.; and (ii) the term "Successor to Nicor Inc." shall mean any corporation, partnership, joint venture or other entity that succeeds to the interests of Nicor Inc. by means of a merger, consolidation or other
      restructuring   that  does  not  constitute  a  Change  in  Control  under subsections 1, 3 or 4 above.

However, to the extent required by the applicable Employee Benefit Arrangement, such substitution shall not be effective with respect to any employee unless and until the employee has consented to such substitution.
For purposes of this resolution:

- The term "Employee Benefit Arrangement" shall mean each agreement with an employee to which Nicor Inc. is a party, and each plan or arrangement maintained by Nicor Inc., and including any awards outstanding under any such agreement, plan, or arrangement, to the extent that such award, agreement, plan, or arrangement contains a definition of "Change in Control."

- To the extent that the Employee Benefit Arrangement provides for an award based on common stock of the Company (including, without limitation, an award of stock option award or shares of restricted stock), and such Employee Benefit Arrangement provides that vesting or exercisability of such award will occur at the time of the Change in Control (rather than the occurrence of a subsequent event, such as termination of employment), the following shall be substituted for the definition of "Change in Control":

            "Change in Control" means:

            1. The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
      Act) of any shares of Common Stock of the Company or any voting securities of the Company entitled to vote generally in the election of directors if, as a result of such acquisition, such person owns 20% or more of either
      (i) the outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"), or (ii) the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection 1, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company, (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company (a "Company Plan"), or (C) any acquisition by any corporation pursuant to a transaction which complies with subsections 3.1, 3.2 and 3.3 of this definition; provided further, that for purposes of clause (A), if any Person (other than the Company or any Company Plan) shall become the beneficial owner of 20% or more of the Outstanding Company Common Stock or 20% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities (other than pursuant to any dividend reinvestment plan or arrangement maintained by the Company) and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control; or

            2. Individuals who, as of the date hereof, constitute the Board of Directors of the Company (for purposes of this definition, the "Incumbent Board") cease for any reason to constitute at least a majority of the Incumbent Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or publicly threatened election contest (as such terms are used in Rule 14a-11 promulgated under the Exchange Act) or other actual or publicly threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company; or

            3. Consummation, including receipt of any necessary regulatory approval, of (i) a reorganization, merger, consolidation, or other business combination involving the Company or (ii) the sale or other disposition of more than 50% of the operating assets of the Company (determined on a consolidated basis), other than in connection with a sale-leaseback or other arrangement resulting in the continued utilization of such assets (or the operating products of such assets) by the Company (any transaction described in part (i) or (ii) being referred to as a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which:

                  3.1. all or substantially  all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the ultimate parent entity resulting from such Corporate Transaction (including, without limitation, an entity which, as a result of such transaction, owns the Company or all or substantially all of the assets of the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

                  3.2. no Person  (other than the  Company,  any Company Plan or related trust, the corporation resulting from such Corporate Transaction, and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding common stock of the ultimate parent entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such entity; and

                  3.3. individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the ultimate parent entity resulting from such Corporate Transaction; or

            4. A tender offer (for which a filing has been made with the Securities and Exchange Commission (the "SEC") which purports to comply with the requirements of Section 14(d) of the Exchange Act and the corresponding SEC rules) is made for the stock of the Company, which has not been negotiated and approved by the Board, provided that in case of a tender offer described in this subsection 4, the Change in Control will be deemed to have occurred at the first time during the offer period when the Person (as defined in subsection 1 above) making the offer beneficially owns or has accepted for payment stock of the Company with 20% or more of the combined voting power of the then Outstanding Company Voting Securities; provided, however, that the Change in Control shall occur three (3) business days before such tender offer is to terminate, unless the offer is withdrawn first, if the Person making the offer could own, by the terms of the offer plus any shares beneficially owned by that Person, stock with 50% or more of the combined voting power of the then Outstanding Company Voting Securities when the offer (and any subsequent offering period) terminates; or

            5. Approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

            6. For purposes of this definition of Change in Control, (i) the term "Company" shall mean Nicor Inc. and shall include any Successor to Nicor Inc.; and (ii) the term "Successor to Nicor Inc." shall mean any corporation, partnership, joint venture or other entity that succeeds to the interests of Nicor Inc. by means of a merger, consolidation or other restructuring that does not constitute a Change in Control under subsections 1, 3 or 4 above.